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                                                                    Exhibit 32.1

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2003



In connection with the Quarterly Report of Jacksonville Bancorp, Inc. ("Company") on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Foss, President and Chief Executive Officer and I, Diana S. Tone, Chief Financial Officer of the Company certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002:

         (1) the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



  08/02/2006                                          /s/ Richard A. Foss
  ----------                                         -------------------------
  Date                                               Richard A. Foss
                                                     President and Chief
                                                     Executive Officer


   08/02/2006                                         /s/ Diana S. Tone
  ----------                                         -------------------------
  Date                                               Diana S. Tone
                                                     Chief Financial Officer